                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                   ----------------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)           January 15, 1999
                                                      ----------------------


The Money Store Home Improvement Loan Backed Certificates, Series 1998_I and the Originators as listed below under a Pooling and Servicing Agreement dated as of August 31, 1998 providing for the issuance of The Money Store Home Improvement Loan Backed Certificates, Series 1998-I

                               TMS Mortgage Inc.
                        The Money Store Home Equity Corp.
                        The Money Store/ Minnesota Inc.
                        The Money Store/ Kentucky Inc.
                        The Money Store/ D.C. Inc.
                        --------------------------
            (Exact name of registrant as specified in its charter)


New Jersey                                                Applied For
----------                                                -----------

State or other           (Commission               (IRS Employer
jurisdiction of          File Number)              ID Number)
incorporation)           333-20817


2840 Morris Avenue, Union, New Jersey 07083
------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                               (908) 686-2000
                                                   --------------

                                     n/a
-----------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5         Other Events
               ------------


     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the January 15, 1999 Remittance Date.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.



                                             THE MONEY STORE INC.


                                             By: /s/ Harry Puglisi
                                             ------------------------
                                                     Harry Puglisi
                                                      Treasurer


          Dated:       01/29/99

               SERVICER'S CERTIFICATE

    IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF AUGUST 31, 1998, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE HOME IMPROVEMENT TRUST1998-I FOR THE JANUARY 12, 1999 DETERMINATION DATE.

1.  AGGREGATE AMOUNT RECEIVED                                    $5,839,226.93


    LESS: SERVICE FEE                                                39,205.10
          CONTINGENCY FEE                                            39,205.10
          OTHER SERVICER FEES (Late Charges / Escrow)                20,066.79
          UNREIMBURSED MONTHLY ADVANCES                              24,116.80
                                                             ------------------

                                                                    122,593.79
    PLUS: MONTHLY ADVANCE - INCLUDING
            COMPENSATING INTEREST                                         0.00
          PRE-FUNDING ACCOUNT TRANSFER                                    0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER                           0.00
                                                             ------------------

                                                                          0.00
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                               0.00

                                                             ------------------
    AVAILABLE REMITTANCE AMOUNT (I-2)                             5,716,633.14
                                                             ==================


2.  (A) CLASS AH PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                        144,940,909.91

    (B) CLASS MH-1PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                         16,750,000.00

    (C) CLASS MH-2 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                         15,250,000.00

    (D) CLASS BH PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                         12,750,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
    CLASS AH                                                      4,723,541.20
    CLASS MH-1                                                            0.00
    CLASS MH-2                                                            0.00
    CLASS BH                                                              0.00

TOTAL  PRINCIPAL DISTRIBUTION AMOUNT:                             4,723,541.20

4.  THE AMOUNT ON DEPOSIT IN THE SPREAD ACCOUNT AND
    THE SUPPLEMENTAL ACCOUNT
    (A) BEFORE ALL DISTRIBUTIONS ARE MADE                                                    0.00
    (B) AFTER ALL DISTRIBUTIONS ARE MADE                                                     0.00

5.  (A) POOL SUBORDINATED AMOUNT
                                                                                    10,300,000.00
    (B) POOL SPECIFIED SUBORDINATED AMOUNT

    (C) POOL AVAILABLE MAXIMUM SUBORDINATED AMOUNT                                  10,365,776.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                                           3,145,745.01
    # OF LOANS                                                                                184

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                                     191,502.08

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                                     422,562.39

9.  AMOUNT OF INTEREST RECEIVED                                                      2,045,403.47

10.  (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
          THE DETERMINATION DATE
          MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                                          0.00

     (B)  AMOUNT OF COMPENSATING INTEREST                                                  921.02

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12. AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD                                                                           0.00

13. CLASS AH REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                          724,582.03
     (B) PRINCIPAL DISTRIBUTION AMOUNT                       4,723,541.20

     TOTAL CLASS AH REMITTANCE AMOUNT                                                5,448,123.23

    CLASS MH-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                           87,774.45
     (B) PRINCIPAL DISTRIBUTION AMOUNT                               0.00

     TOTAL CLASS MH-1 REMITTANCE AMOUNT                                                 87,774.45

    CLASS MH-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                              82,540.44
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                  0.00

     TOTAL CLASS MH-2 REMITTANCE AMOUNT                                                        82,540.44

    CLASS BH REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                              81,086.31
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                  0.00

     TOTAL CLASS BH REMITTANCE AMOUNT                                                          81,086.31

    AGGREGATE REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                             975,983.24
     (B) PRINCIPAL DISTRIBUTION AMOUNT                          4,723,541.20

     TOTAL REMITTANCE AMOUNT                                                                5,699,524.44

    CLASS AH INTEREST CARRYFORWARD AMOUNT                                                           0.00
    CLASS MH-I INTEREST CARRYFORWARD AMOUNT                                                         0.00
    CLASS MH-2 INTEREST CARRYFORWARD AMOUNT                                                         0.00
    CLASS BH INTEREST CARRYFORWARD AMOUNT                                                           0.00

14. (A) THE REIMBURSABLE AMOUNTS                                                                    0.00
    (B) CLASS X REMITTANCE AMOUNT PAYABLE
        PURSUANT TO SECTION 6.08(d)(z)(xix)                                                         0.00

15. (A) CLASS AH PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                140,217,368.71

    (B) CLASS MH-1 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                 16,750,000.00

    (C) CLASS MH-2 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                 15,250,000.00

    (D) CLASS BH PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                 12,750,000.00

    (E) TOTAL POOL PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                184,967,368.71

16. (A) MONTHLY EXCESS SPREAD PERCENTAGE                                                          100.00%

    (B) EXCESS SPREAD                                                                       1,042,141.92

    (C) REMAINDER EXCESS SPREAD AMOUNT                                                              0.00

17. CUMULATIVE REALIZED LOSSES                                                                      0.00

18. (A) WEIGHTED AVERAGE MATURITY                                                                227.328

    (B) WEIGHTED AVERAGE INTEREST RATE                                                            13.043%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                               39,205.10

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                             39,205.10

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT                                           3,161.52

    (D) FHA PREMIUM ACCOUNT                                                                    13,947.19

    (E) TRUST ADMINISTRATOR FEE                                                                 2,335.50

    (F) FHA CUSTODIAN FEE                                                                          80.53

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:

      (A) SECTION 5.04 (b)                                                                          0.00
      (B) SECTION 5.04 (c)                                                                          0.00
      (C) SECTION 5.04 (d)(ii)                                                                      0.00
      (D) SECTION 5.04 (e)                                                                          0.00
      (E) SECTION 5.04 (f)(i)                                                                  78,410.20

21. CLASS AH POOL FACTOR (I-5):
    CURRENT CLASS AH PRINCIPAL BALANCE                        140,217,368.71                  0.90317146
    ORIGINAL CLASS AH PRINCIPAL BALANCE                       155,250,000.00

    CLASS MH-1 POOL FACTOR (I-5):
    CURRENT CLASS MH-1 PRINCIPAL BALANCE                       16,750,000.00                  1.00000000
    ORIGINAL CLASS MH-1 PRINCIPAL BALANCE                      16,750,000.00

    CLASS MH-2 POOL FACTOR (I-5):
    CURRENT CLASS MH-2 PRINCIPAL BALANCE                       15,250,000.00                  1.00000000
    ORIGINAL CLASS MH-2 PRINCIPAL BALANCE                      15,250,000.00

    CLASS BH POOL FACTOR (I-5):
    CURRENT CLASS BH PRINCIPAL BALANCE                         12,750,000.00                  1.00000000
    ORIGINAL CLASS BH PRINCIPAL BALANCE                        12,750,000.00

    POOL FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                            184,967,368.71                  0.92483684
    ORIGINAL POOL PRINCIPAL BALANCE                           200,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                                        13.043%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                                          14.593%

    (C) WEIGHTED AVERAGE CLASS AH, CLASS MH-1
        CLASS MH-2 AND CLASS BH
        ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                        5.99931%

                                                                                         ---------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                                        11/30/98            12/31/98
                                                                                         ---------------------------------
                                                                                            13.036%             13.043%

23. CLASS AH REMITTANCE RATE                                                                          5.80547%
    CLASS MH-1 REMITTANCE RATE                                                                        6.08547%
    CLASS MH-2 REMITTANCE RATE                                                                        6.28547%
    CLASS BH REMITTANCE RATE                                                                          7.38547%

    IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
    LIBOR PLUS MARGIN FOR CLASS AH
                      CLASS MH-1
                      CLASS MH-2
                      CLASS BH

24. LIBOR RATE                                                                                        5.53547%

25. NET FUNDS CAP

26. (A) IF THE REMITTANCE RATE IS BASED ON NET FUNDS CAP
        AMOUNT OF SUPPLEMENTAL PAYMENT FOR CLASS AH                                                      0.00
                                       CLASS MH-1                                                        0.00
                                       CLASS MH-2                                                        0.00
                                       CLASS BH                                                          0.00

    (B) CLASS AH CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER
        CLASS MH-1 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER
        CLASS MH-2 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER
        CLASS BH CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER


27. (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
        INTEREST CARRYOVER FOR CLASS AH                                                                  0.00
                           CLASS MH-1                                                                    0.00
                           CLASS MH-2                                                                    0.00
                           CLASS BH                                                                      0.00

        AGGREGATE DISTRIBUTION ALLOCABLE TO LIBOR INTEREST CARRYOVER AMOUNT                              0.00

    (B) CLASS AH LIBOR INTEREST CARRYOVER BALANCE                                                        0.00
        CLASS MH-1 LIBOR INTEREST CARRYOVER BALANCE                                                      0.00
        CLASS MH-2 LIBOR INTEREST CARRYOVER BALANCE                                                      0.00
        CLASS BH LIBOR INTEREST CARRYOVER BALANCE                                                        0.00

        AGGREGATE LIBOR INTEREST CARRYOVER BALANCE                                                       0.00

28. IS TRIGGER EVENT IN EFFECT                                                                NO

29.     CLASS A PERCENTAGE                                                                        100.00%
        CLASS MH-1 PERCENTAGE                                                                       0.00%
        CLASS MH-2 PERCENTAGE                                                                       0.00%
        CLASS BH PERCENTAGE                                                                         0.00%

30. (A) POOL AGGREGATE APPLIED REALIZED LOSS AMOUNT
        CLASS AH APPLIED REALIZED LOSS AMOUNT                                                       0.00
        CLASS MH-1 APPLIED REALIZED LOSS AMOUNT                                                     0.00
        CLASS MH-2 APPLIED REALIZED LOSS AMOUNT                                                     0.00
        CLASS BH APPLIED REALIZED LOSS AMOUNT                                                       0.00

    (B) POOL AGGREGATE REALIZED LOSS AMOUNT
        CLASS AH REALIZED LOSS AMOUNT                                                               0.00
        CLASS MH-1 REALIZED LOSS AMOUNT                                                             0.00
        CLASS MH-2 REALIZED LOSS AMOUNT                                                             0.00
        CLASS BH REALIZED LOSS AMOUNT                                                               0.00

    (C) POOL AGGREGATE UNPAID REALIZED LOSS AMOUNT
        CLASS AH UNPAID REALIZED LOSS AMOUNT                                                        0.00
        CLASS MH-1 UNPAID REALIZED LOSS AMOUNT                                                      0.00
        CLASS MH-2 UNPAID REALIZED LOSS AMOUNT                                                      0.00
        CLASS BH UNPAID REALIZED LOSS AMOUNT                                                        0.00

31. ACCELERATED PRINCIPAL DISTRIBUTION AMOUNT                                                       0.00

32. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
        FOR THE DUE PERIOD                                                                     13,947.19
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
        CERTIFICATE INSURER FROM THE FHA ACCOUNT PUSUANT TO 6.06(b)(i)                          1,020.06

33. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
        RECEIVED DURING THE DUE PERIOD                                                              0.00

34. THE RESERVE AMOUNT FOR THE DUE PERIOD                                                  20,000,000.00

35. CLAIMS FILED DURING THE DUE PERIOD                                                              0.00

36. CLAIMS PAID DURING THE PERIOD                                                                   0.00

37. CLAIMS DENIED BY FHA DURING THE DUE PERIOD                                                      0.00

38. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                             0.00

39. NUMBER OF ALL DEFAULTED MORTGAGE LOANS PURCHACHED DURING THE DUE PERIOD
    PRINCIPAL BALANCE OF ALL DEFAULTED MORTGAGE LOANS PURCHACHED DURING THE DUE PERIOD
    CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                                 0.00

                                   EXHIBIT O
                 REMIC DELINQUENCIES AS OF -DECEMBER 31, 1998

HOME              OUTSTANDING          #
IMPROVEMENT       DOLLARS              ACCOUNTS      RANGES                 AMOUNT           NO             PCT
1998-I            $189,523,117.96        9,794        1 TO 29 DAYS        26,082,310.02     1,382         13.76%
                                                     30 TO 59 DAYS         2,947,340.91       172          1.56%
                                                     60 TO 89 DAYS         1,470,739.19        75          0.78%
                                                     90 AND OVER           1,756,954.89        93          0.93%

                                                     FORECLOSURE                   0.00         0          0.00%
                                                     REO PROPERTY                  0.00         0          0.00%


                                                     TOTALS              $32,257,345.01     1,722         17.02%
                                                                      =========================================

HOME IMPROVEMENT TRUST 1998-I

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE           CLASS AH         CLASS MH-1         CLASS MH-2          CLASS BH
-------------------------------------------------------------------------------------
(ii)                 933.60           1,000.00           1,000.00            1,000.00

(vi)                  20.26               0.00               0.00                0.00

(vii)                  1.23               0.00               0.00                0.00

(viii)                 2.72               0.00               0.00                0.00

(xiii)  (a)            4.67               5.24               5.41                6.36
        (b)           30.43               0.00               0.00                0.00
        (c)            0.00               0.00               0.00                0.00
        (d)            0.00               0.00               0.00                0.00

(xv)                 903.17           1,000.00           1,000.00            1,000.00

(xxxv)                 0.00               0.00               0.00                0.00